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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-74925) pertaining to the Rubbermaid Retirement Plan for
Collectively Bargained Associates of our report dated June 14, 2002, with respect to the financial statements of the Rubbermaid Retirement Plan for Collectively Bargained Associates included in this Annual Report (Form 11-K) for the year ended December 31, 2001.




June 28, 2002                                    /s/ Ernst & Young LLP
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                                                     Ernst & Young LLP